------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 2, 2000


                 INDYMAC ABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2000 providing for the issuance of the INDYMAC ABS, INC., Home Equity
       Mortgage Loan Asset-Backed Trust, Series SPMD 2000-A).

                               INDYMAC ABS, INC.
       ----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware               333-51609              95-4685267
 ----------------------------      ------------         -------------------
 (State or Other Jurisdiction      (Commission          (I.R.S. Employer
        of Incorporation)          File Number)         Identification No.)


     155 North Lake Avenue
      Pasadena, California                                    91101
     ----------------------                                ----------
     (Address of Principal                                 (Zip Code)
      Executive Offices)


        Registrant's telephone number, including area code (800) 669-2300
                                                           ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Collateral Tables

     Pursuant to Rule 424(b) under the Securities Act of 1933, IndyMac ABS, Inc. (the "Company") filed a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2000-A on April 26, 2000.

     In connection with the offering of the Asset-Backed Certificates, Series SPMD 2000-A, Merrill Lynch & Co. ("Merrill Lynch"), as underwriter of the Offered Certificates, has prepared certain materials (the "Merrill Lynch Collateral Tables") for distribution to their potential investors. Although the Company provided Merrill Lynch with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Merrill Lynch Collateral Tables.

     For purposes of this Form 8-K, "Collateral Tables" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Merrill Lynch Collateral Tables, are listed as Exhibit 99.1 hereto.










     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2000-A.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1  Merrill Lynch Collateral Tables.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INDYMAC ABS, INC.



                                       By: /s/  Blair Abernathy
                                           -------------------------------
                                                Blair Abernathy
                                                Vice President



Dated: June 2, 2000

Exhibit Index
-------------


Exhibit                                                                 Page
-------                                                                 ----

99.1     Merrill Lynch & Co. Collateral Tables.

                                 Exhibit 99.1
                                 ------------



                     Merrill Lynch & Co. Collateral Tables





                                                   Loan-to-Value Ratios (%)
                                                   ------------------------

                                        Current        % By
                         Count          Balance     Balance
-----------------------------------------------------------
       27.78 -   60.00      10     1,714,475.00        7.16
       60.01 -   65.00       8     1,687,070.96        7.04
       65.01 -   70.00      14     2,251,012.81        9.40
       70.01 -   75.00      20     3,599,375.86       15.03
       75.01 -   80.00      52     7,071,949.58       29.53
       80.01 -   85.00      22     2,860,070.48       11.94
       85.01 -   90.00      33     4,765,276.96       19.90
------------------------------------------------------------
WgtAvg=          76.91     159    23,949,231.65      100.00






                                                               Original Term
                                                               -------------


                                      Current        % By
                       Count          Balance     Balance
---------------------------------------------------------
         360 -   360     159    23,949,231.65     100.00
---------------------------------------------------------
WgtAvg=          360     159    23,949,231.65     100.00










                                                           Current Balance
                                                           ---------------

                                                 Current        % By
                                 Count           Balance     Balance
--------------------------------------------------------------------
     32,000.00 -     50,000.00       5        195,100.00       0.81
     50,000.01 -    100,000.00      49      3,732,969.06      15.59
    100,000.01 -    150,000.00      41      5,103,598.80      21.31
    150,000.01 -    200,000.00      28      5,058,847.57      21.12
    200,000.01 -    250,000.00      17      3,746,063.67      15.64
    250,000.01 -    300,000.00      10      2,822,356.85      11.78
    300,000.01 -    350,000.00       5      1,641,850.00       6.86
    350,000.01 -    400,000.00       2        742,850.00       3.10
    400,000.01 -    450,000.00       1        405,595.70       1.69
    450,000.01 -    500,000.00       1        500,000.00       2.09
--------------------------------------------------------------------
WgtAvg=             197,337.02     159     23,949,231.65     100.00







                                                       Mortgage Rates (%)
                                                       ------------------

                                           Current      % By
                           Count           Balance   Balance
------------------------------------------------------------
       8.625 -    8.750       5      1,015,200.00       4.24
       8.751 -    9.000      10      1,761,342.00       7.35
       9.001 -    9.250       5        744,997.64       3.11
       9.251 -    9.500      11      1,691,568.84       7.06
       9.501 -    9.750      19      2,560,568.76      10.69
       9.751 -   10.000      31      4,891,938.22      20.43
      10.001 -   10.250      21      3,150,011.20      13.15
      10.251 -   10.500      17      2,534,070.45      10.58
      10.501 -   10.750      14      1,429,517.11       5.97
      10.751 -   11.000      19      3,080,352.54      12.86
      11.001 -   11.250       3        721,500.00       3.01
      11.251 -   11.500       2        237,264.89       0.99
      11.501 -   11.750       1         63,000.00       0.26
      11.751 -   12.000       1         67,900.00       0.28
-------------------------------------------------------------
WgtAvg=          10.055     159     23,949,231.65     100.00










                                                        Occupancy Type
                                                        --------------

                                  Current          % By
                      Count       Balance       Balance
-------------------------------------------------------
Owner                  148    22,537,421.70       94.10
Investment               8     1,150,192.29        4.80
Second Home              3       261,617.66        1.09
-------------------------------------------------------
                       159    23,949,231.65      100.00











                                                       State
                                                       -----

                                     Current        % By
                      Count          Balance     Balance
--------------------------------------------------------
Alabama                   1        148,000.00       0.62
Alaska                    1         95,912.42       0.40
Arizona                   7        924,140.48       3.86
California               52      8,910,769.88      37.21
Colorado                  4        559,687.69       2.34
Connecticut               2        363,750.00       1.52
Florida                   6        665,700.00       2.78
Hawaii                    1        195,500.00       0.82
Idaho                     2        138,300.00       0.58
Illinois                  3        334,250.00       1.40
Indiana                   1         32,000.00       0.13
Iowa                      6        388,177.41       1.62
Maryland                  4        589,567.66       2.46
Massachusetts             3        306,483.98       1.28
Michigan                  4        373,321.78       1.56
Minnesota                 4        581,600.00       2.43
Missouri                  4        218,376.99       0.91
Nebraska                  1        108,000.00       0.45
Nevada                    2        534,975.00       2.23
New Jersey                7      1,576,968.84       6.58
New York                  9      2,226,157.74       9.30
North Carolina            4        605,831.66       2.53
Ohio                      3        368,900.00       1.54
Oregon                    4        490,500.00       2.05
Pennsylvania              1         70,000.00       0.29
South Carolina            3        256,000.00       1.07
Texas                     5        792,853.08       3.31
Utah                      7        823,500.00       3.44
Vermont                   3        385,000.00       1.61
Washington                5        885,007.04       3.70
---------------------------------------------------------
                        159     23,949,231.65     100.00








                                                            FICO Score
                                                            ----------


                                     Current        % By
                       Count         Balance     Balance
--------------------------------------------------------
         524 -   549      13     2,429,562.49      10.14
         550 -   599      79    11,462,833.95      47.86
         600 -   648      67    10,056,835.21      41.99
---------------------------------------------------------
WgtAvg=          589     159    23,949,231.65     100.00














                                                         Purpose
                                                         -------

                                                 Current        % By
                                   Count         Balance     Balance
--------------------------------------------------------------------
CASH-OUT REFINANCE                    68    10,831,408.82      45.23
PURCHASE                              68     9,783,936.61      40.85
RATE/TERM REFINANCE                   23     3,333,886.22      13.92
---------------------------------------------------------------------
                                     159    23,949,231.65     100.00








                                                            Documentation Type

                                                    Current             % By
                                           Count    Balance          Balance
----------------------------------------------------------------------------
Full Documentation                           103    14,323,545.03      59.81
Reduced Documentation                         49     8,328,890.92      34.78
Reduced Documentation/No Ratio                 6     1,231,795.70       5.14
No Documentation                               1        65,000.00       0.27
-----------------------------------------------------------------------------
                                             159    23,949,231.65     100.00










                                                               Property Type
                                                               -------------

                                                Current         % By
                                   Count        Balance      Balance
--------------------------------------------------------------------
SFR/D-PUD                            125    18,866,179.37      78.78
Planned Unit Development              14     2,433,768.58      10.16
Condominium                           12     1,581,397.50       6.60
Two Units                              5       634,386.20       2.65
Three Units                            1       297,500.00       1.24
Cooperative                            1        96,000.00       0.40
Manufactured Home                      1        40,000.00       0.17
---------------------------------------------------------------------
                                     159    23,949,231.65     100.00










                                                        Range of Credit Score
                                                        ---------------------

                       Current        % By
        Count          Balance     Balance
------------------------------------------
    1      52     7,514,825.61       31.38
   1+      66     9,805,075.76       40.94
    2      31     4,663,051.77       19.47
    3       9     1,920,078.51        8.02
    4       1        46,200.00        0.19
-------------------------------------------
          159    23,949,231.65      100.00








                                                                Margin
                                                                ------

                                       Current         % By
                         Count         Balance      Balance
-----------------------------------------------------------
       5.000 -   5.000      21     3,210,343.23       13.40
       5.251 -   5.500      43     6,626,009.77       27.67
       5.501 -   5.750      20     2,185,229.58        9.12
       5.751 -   6.000      17     2,460,724.20       10.27
       6.001 -   6.250      23     3,780,535.05       15.79
       6.251 -   6.500      11     1,880,501.09        7.85
       6.501 -   6.750       7     1,169,317.66        4.88
       6.751 -   7.000       5       600,987.88        2.51
       7.251 -   7.500       7     1,017,262.49        4.25
       7.751 -   8.000       4       612,725.00        2.56
       8.001 -   8.250       1       405,595.70        1.69
------------------------------------------------------------
WgtAvg=          5.993     159    23,949,231.65      100.00










                                                     Next Rate Adjustment Date
                                                     -------------------------

                                     Current        % By
                       Count         Balance     Balance
--------------------------------------------------------
        August,2000        1        97,921.78       0.41
      November,2000        1       245,650.00       1.03
          July,2001        1       214,436.20       0.90
        August,2001        1       139,528.69       0.58
       October,2001        1       129,730.02       0.54
      February,2002        1       211,917.92       0.88
         March,2002        5       856,948.16       3.58
         April,2002       33     4,670,318.39      19.50
           May,2002       81    11,385,504.29      47.54
          June,2002        1       300,000.00       1.25
      December,2002        1       405,595.70       1.69
       January,2003        1       191,064.89       0.80
         April,2003        7     1,025,515.61       4.28
           May,2003       24     4,075,100.00      17.02
---------------------------------------------------------
                         159    23,949,231.65     100.00










                                                          Maximum Rate
                                                          ------------

                                        Current         % By
                          Count         Balance      Balance
------------------------------------------------------------
      15.625 -   15.750       6      1,163,700.00       4.86
      15.751 -   16.000      10      1,761,342.00       7.35
      16.001 -   16.250       5        744,997.64       3.11
      16.251 -   16.500      12      2,097,164.54       8.76
      16.501 -   16.750      18      2,412,068.76      10.07
      16.751 -   17.000      31      4,891,938.22      20.43
      17.001 -   17.250      21      3,150,011.20      13.15
      17.251 -   17.500      16      2,128,474.75       8.89
      17.501 -   17.750      14      1,429,517.11       5.97
      17.751 -   18.000      19      3,080,352.54      12.86
      18.001 -   18.250       3        721,500.00       3.01
      18.251 -   18.500       2        237,264.89       0.99
      18.501 -   18.750       1         63,000.00       0.26
      18.751 -   19.000       1         67,900.00       0.28
-------------------------------------------------------------
WgtAvg=          17.032     159     23,949,231.65     100.00










                           Loan-to-Value Ratios (%)
                           ------------------------

                                        Current        % By
                         Count          Balance     Balance
-----------------------------------------------------------
       35.00 -   60.00      18     1,581,912.10        8.20
       60.01 -   65.00       5       348,333.78        1.81
       65.01 -   70.00      32     3,331,982.21       17.27
       70.01 -   75.00      29     2,903,683.09       15.05
       75.01 -   80.00      44     3,699,904.88       19.17
       80.01 -   85.00      32     2,721,196.49       14.10
       85.01 -   90.00      32     3,645,966.86       18.89
       90.01 -   95.00      10     1,063,387.15        5.51
------------------------------------------------------------
WgtAvg=          77.89     202    19,296,366.56      100.00



                                 Original Term
                                 -------------

                                      Current       % By
                       Count          Balance    Balance
--------------------------------------------------------
         180 -   180      16     1,164,752.06       6.04
         181 -   240       3       119,877.69       0.62
         241 -   300      16       700,536.59       3.63
         301 -   360     167    17,311,200.22      89.71
---------------------------------------------------------
WgtAvg=          346     202    19,296,366.56     100.00



                              Mortgage Rates (%)
                              ------------------

                                          Current       % By
                          Count           Balance    Balance
------------------------------------------------------------
       8.375 -    8.500       2        437,950.00       2.27
       8.751 -    9.000       5        829,750.00       4.30
       9.001 -    9.250       5        932,675.95       4.83
       9.251 -    9.500      10      1,023,581.46       5.30
       9.501 -    9.750      20      2,340,148.95      12.13
       9.751 -   10.000      12        917,500.15       4.75
      10.001 -   10.250       5        311,705.21       1.62
      10.251 -   10.500       9        462,165.15       2.40
      10.501 -   10.750      23      2,705,061.33      14.02
      10.751 -   11.000      40      3,569,676.80      18.50
      11.001 -   11.250      15        970,212.38       5.03
      11.251 -   11.500      17      1,510,473.22       7.83
      11.501 -   11.750       9        678,007.91       3.51
      11.751 -   12.000      15      1,188,523.08       6.16
      12.001 -   12.250       5        480,770.00       2.49
      12.251 -   12.500       6        615,021.17       3.19
      12.501 -   12.750       1         70,000.00       0.36
      12.751 -   13.000       1        125,000.00       0.65
      13.001 -   13.250       1         40,000.00       0.21
      13.251 -   13.375       1         88,143.80       0.46
-------------------------------------------------------------
WgtAvg=          10.626     202     19,296,366.56     100.00



                    Current Mortgage Loan Principal Balance
                    ---------------------------------------

                                                 Current       % By
                                  Count          Balance    Balance
-------------------------------------------------------------------
     19,993.43 -     50,000.00      53      2,093,629.69      10.85
     50,000.01 -    100,000.00      82      5,746,904.40      29.78
    100,000.01 -    150,000.00      33      4,004,003.07      20.75
    150,000.01 -    200,000.00      19      3,338,485.93      17.30
    200,000.01 -    250,000.00       9      2,058,593.47      10.67
    250,000.01 -    300,000.00       2        580,000.00       3.01
    300,000.01 -    350,000.00       2        654,500.00       3.39
    350,000.01 -    400,000.00       1        382,500.00       1.98
    400,000.01 -    437,750.00       1        437,750.00       2.27
--------------------------------------------------------------------
WgtAvg=             144,116.59     202     19,296,366.56     100.00



                                Occupancy Type
                                --------------

                                    Current        % By
                     Count          Balance     Balance
-------------------------------------------------------
Owner                  174    17,513,955.49       90.76
Investment              23     1,498,094.85        7.76
Second Home              5       284,316.22        1.47
--------------------------------------------------------
                       202    19,296,366.56      100.00



                                     State
                                     -----

                                           Current       % By
                            Count          Balance    Balance
-------------------------------------------------------------
Alaska                          1       182,750.00       0.95
Arizona                         5       300,907.85       1.56
California                     23     3,037,512.38      15.74
Colorado                        4       238,000.00       1.23
Connecticut                     6       879,830.21       4.56
District Of Columbia            1        88,143.80       0.46
Florida                        14     1,000,857.89       5.19
Georgia                         9       639,420.69       3.31
Illinois                        4       319,934.05       1.66
Indiana                         3       146,520.00       0.76
Iowa                            2       192,100.00       1.00
Kentucky                        1        36,145.77       0.19
Maine                           1        75,000.00       0.39
Maryland                        4       184,382.12       0.96
Massachusetts                   7       648,200.00       3.36
Michigan                        1       107,600.00       0.56
Minnesota                       4       340,993.43       1.77
Mississippi                     1        30,091.37       0.16
Missouri                        3       187,953.63       0.97
Montana                         5       338,804.35       1.76
Nebraska                        2       179,951.01       0.93
Nevada                          6       746,759.02       3.87
New Jersey                      6       754,468.65       3.91
New Mexico                      2       108,835.80       0.56
New York                       30     4,045,559.60      20.97
North Carolina                  9       602,670.14       3.12
Ohio                           10       644,989.25       3.34
Oklahoma                        5       290,845.57       1.51
Oregon                          3       386,940.05       2.01
Pennsylvania                    7       667,635.22       3.46
South Carolina                  6       333,429.36       1.73
Tennessee                       7       405,109.90       2.10
Texas                           2       185,543.52       0.96
Utah                            2       537,200.00       2.78
Vermont                         3       256,347.26       1.33
Virginia                        2       120,350.00       0.62
Wisconsin                       1        54,584.67       0.28
--------------------------------------------------------------
                              202    19,296,366.56     100.00



                                  FICO Score
                                  ----------

                                      Current       % By
                       Count          Balance    Balance
--------------------------------------------------------
         510 -   549       9       933,931.83       4.84
         550 -   599      77     6,806,396.72      35.27
         600 -   649      88     9,510,100.32      49.28
         650 -   699      25     1,619,072.37       8.39
         700 -   749       1        25,521.73       0.13
         750 -   780       2       401,343.59       2.08
---------------------------------------------------------
WgtAvg=          604     202    19,296,366.56     100.00



                                    Purpose
                                    -------

                                                  Current        % By
                                   Count          Balance     Balance
---------------------------------------------------------------------
CASH-OUT REFINANCE                    95     9,128,388.25      47.31
PURCHASE                              74     7,373,022.52      38.21
RATE/TERM REFINANCE                   33     2,794,955.79      14.48
---------------------------------------------------------------------
                                     202    19,296,366.56     100.00



                                Type of Program
                                ---------------

                                                          Current       % By
                                           Count          Balance    Balance
----------------------------------------------------------------------------
Full Documentation                           150    13,975,645.13      72.43
No Documentation                               5       457,000.00       2.37
Reduced Documentation                         39     3,837,711.71      19.89
Reduced Documentation/No Ratio                 8     1,026,009.72       5.32
-----------------------------------------------------------------------------
                                             202    19,296,366.56     100.00



                                 Property Type
                                 -------------

                                                  Current       % By
                                   Count          Balance    Balance
--------------------------------------------------------------------
SFR/D-PUD                            106    11,732,970.98      60.80
Manufactured Home                     55     3,144,513.26      16.30
Two Units                              8     1,109,993.43       5.75
Planned Unit Development               6       804,431.63       4.17
Three Units                            6       727,263.34       3.77
Condominium                            7       679,468.53       3.52
Cooperative                           10       614,535.53       3.18
Four Units                             3       462,189.86       2.40
Townhouse                              1        21,000.00       0.11
---------------------------------------------------------------------
                                     202    19,296,366.56     100.00



                             Range of Credit Score
                             ---------------------

                         Current       % By
          Count          Balance    Balance
-------------------------------------------
     1       51     5,020,334.48      26.02
     1+      81     9,165,609.12      47.50
     2       34     2,812,332.10      14.57
     3        6       589,931.83       3.06
     4        4       400,000.00       2.07
     N/A     26     1,308,159.03       6.78
--------------------------------------------
            202    19,296,366.56     100.00